FOURTH QUARTER AND FULL YEAR 2023

2 F O R W A R D - L O O K I N G S T A T E M E N T This information contains or incorporates certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, and asset quality and nonaccrual and nonperforming loans. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumption that are difficult to predict and often are beyond the Company’s control. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward- looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward- looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; inflation, market and monetary fluctuations; changes in trade, monetary and fiscal policies and laws of the U.S. government, including policies of the Federal Reserve, FDIC and Treasury Department; changes in accounting policies, practices, or guidance, for example, our adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; our ability to resolve our nonperforming assets and our ability to secure collateral on loans that have entered nonaccrual status due to loan maturities and failure to pay in full; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; an insufficient allowance for credit losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the war between Israel and Hamas and the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including our relationship with regulators and any actions that may be initiated by our regulators; legislation affecting the financial services industry as a whole (such as the Inflation Reduction Act of 2022), and the Company and the Bank, in particular; the outcome of pending and future litigation and/or governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; the soundness of other financial institutions and any indirect exposure related to the closings of First Republic, Silicon Valley Bank (“SVB”), Signature Bank and Silvergate Bank and their impact on the broader market through other customers, suppliers and partners or that the conditions which resulted in the liquidity concerns with SVB, Signature Bank and Silvergate Bank and First Republic Bank may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships with; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth; significant weakening of the local economies in which we operate; changes in customer behaviors, including consumer spending, borrowing and saving habits; changes in deposit flows and loan demand; our failure to attract or retain key employees; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022., Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the periods ended March 31, 2023, June 30, 2023, and September 31, 2023 and in other filings with the Securities and Exchange Commission. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update, revise or clarify any forward- looking statement to reflect developments occurring after the statement is made.

SECTION TITLE SLIDES 1 Overview 4-11 2 Financial Highlights 12-21 3 Balance Sheet Transformation 22-27 4 Asset Quality 28-33 5 Deposit Mix & Cost of Funds 34-36 6 Commercial Loan Portfolio Metrics 37-46 7 Non-GAAP Reconciliation 47-50 3

O V E R V I E W 4

5 As of December 31, 2023 FOCUSED ON THE FUTURE 65 CORPORATE CENTERS BRANCHES ◦ Continued Strong Capital and Liquidity Position ◦ Diversified and granular deposit base, approximately 78.9% Retail Customers ◦ Approximately 87.2% of Deposits, including Collateralized Muni deposits are FDIC Insured ◦ Continuing to expand Commercial Lending Team in higher growth markets, with double digit growth in the past several years. ◦ Annual Associate Engagement Survey reported a 76% overall favorability score, which exceeded the global (75%) and bank (72%) benchmarks. CORPORATE HIGHLIGHTS Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 CORPORATE OFFICES IN VIRGINIA03 MARTINSVILLE, VIRGINIA LOANS $3.5B $4.5B ASSETS $3.7B DEPOSITS A Well-Capitalized Franchise with Momentum

LEADERSHIP TEAM



Litz Van Dyke

Chief Executive Officer



Bradford Langs

President
Chief Strategy Officer



Wendy Bell

Senior Executive
Vice President
Chief Financial Officer



Loran Adams

Executive Vice President
Director of Regulatory Risk Management



Tami Buttrey

Executive Vice President
Chief Retail Banking Officer
Channel Optimization Director



Paul Carney

Executive Vice President
Chief Human Resources Officer



Jane Ann Davis

Executive Vice President
Chief Administration Officer



Tony Kallsen

Senior Executive Vice President
Chief Credit Officer



Phyllis Karavatakis

Senior Executive Vice President
Special Projects Executive



Richard Owen

Executive Vice President
Mortgage Banking & Corporate Sales Director



Chrystal Parnell

Senior Vice President
Chief Marketing & Communications Officer



Matt Speare

Senior Executive Vice President
Chief Operations Officer



Rich Spiker

Senior Executive Vice President
Chief Lending Officer

6

Branches in Metropolitan Statistical Areas 7 R E G I O N A L F O O T P R I NT V I R G I N I A N O R T H C A R O L I N A 53 BRANCHES TOTAL $3.3 DEPOSITS TOTAL BILLION Washington DC Roanoke Lynchburg Charlottesville Blacksburg- Christiansburg Non MSA VIRGINIA NORTH CAROLINA 12 BRANCHES TOTAL Charlotte Greensboro Raleigh Durham Fayetteville Non MSA $0.4 DEPOSITS TOTAL BILLION December 31, 2023 YEAR END BRANCHES 2018 105 2019 101 2020 92 2021 69 2022 66 » » » » The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA & Niagara, NY: Varsity Bank 2023 65 »

CORPORATE & SOCIAL RESPONSIBILITY

We are committed to maintaining the highest standards of business conduct and governance to serve our customers and communities, create long-term value for our shareholders, and maintain our integrity in the marketplace.


Commonwealth
Document
Management

The Bank recycled over 71,000 pounds of paper in 2023 through normal course of business and quarterly Community Shred Days sponsored by the Green Team.

This equates to 605 trees or over 146,000 kilowatts of energy saved from the production of paper out of raw materials.



Associate generosity reached new heights during the holiday season. Numerous branches collected toys and other items through donation boxes supported by customers. There were also departments adopting families in need through associate giving.


NORTH CAROLINA
HOUSING
COALITION
nchousing.org
I am Affordable Housing.

Associates attended annual housing conferences in both Virginia and North Carolina during the 4th quarter.

The conferences provide valuable education through breakout sessions and opportunities to network with community partners and affordable housing developers.

8

CORPORATE & SOCIAL RESPONSIBILITY

FHLBank ATLANTA
A FEDERAL HOME LOAN BANK

Through the Bank's FHLB Down Payment Assistance Program, 30 grants totaling over $380,000 were disbursed in 2023 to first time home buyers or community partners, such as first responders, teachers, or hospital staff.



During 2023, the Bank hosted or volunteered at nine community blood drives in partnership with the American Red Cross. With 163 donors, 168 units and 475 lives impacted!

4,015
VOLUNTEER COMMUNITY SERVICE HOURS

52 NONPROFITS SUPPORTED
BY ASSOCIATES SERVING ON BOARDS & COMMITTEES

$367,007
CHARITABLE DONATIONS & SPONSORSHIPS TO NONPROFITS

71 FINANCIAL LITERACY
CLASSES FACILITATED FOR 1,455 STUDENTS

As of December 31, 2023

9

STRATEGIC INITIATIVES

INVEST

We will invest in human capital strategies to enhance the associate experience.

We will continue to drive efficiency and process improvement across all levels of the organization, leveraging technology and automation.

We will make significant investments in the new brand strategy working on updating and enhancing the image and reputation of the Bank.

ENHANCE

We will continue to enhance the transformational work that has been done over the past five years.

We will focus on initiatives around enhancing technology, operations, customer experience, C&I, corporate & social responsibility, channel delivery, and product development.

We will strengthen change management systems and leverage the Board's ERM Committee.

EXPAND

We will continue strategies to deepen existing relationships and acquire new relationships in current markets.

We will focus on increasing market share in target growth markets.

We will focus on expanding through organic growth and opportunistic acquisition.

SUPERIOR FINANCIAL PERFORMANCE & OPERATIONAL EXCELLENCE

10

11 8.83% ACL/Total Portfolio Loans NPL/Portfolio Loans Net Chg-offs/ Portfolio Loans (YTD) 0.07% Delinquency/ Portfolio Loans S A F E T Y A N D S O U N D N E S S 2.77% 0.17% Asset Quality Earnings LiquidityCapital Return on Avg Assets (YTD)0.53% 6.79% NIM(FTE)(YTD) 2.87% Core Efficiency Ratio (YTD) 72.54% Highly Liquid Assets / Uninsured Deposits Highly Liquid Assets / Total Assets Total available liquidity / uninsured deposits 12.8% 253.3% Total Liquidity Sources 121.1% $1.2B Leverage Ratio Total Risk- based Capital Ratio Book Value 12.34% $15.30 Common Equity Tier 1 Ratio ("CET1") 9.48% 11.08% As of December 31, 2023 Return on Avg Shareholders' Equity (YTD)

F I N A N C I A L H I G H L I G H T S 12

BALANCE SHEET & INCOME STATEMENT

$ in thousands	4Q2023	3Q2023	QTD Q/Q Change %	4Q2022	QTD Y/Y Change %	12/31/23	12/31/22	YTD Change %
Operational Results								
Net Interest Income	$ 27,420	$ 27,394	0.1 %	$ 41,522	(34.0)%	$ 122,310	$ 139,928	(12.6)%
Provision for Credit Losses	2,895	1,105	162.0 %	52	5,467.3 %	5,500	2,419	127.4 %
Provision (Recovery) for Unfunded Commitments	587	(130)	(551.5)%	319	84.0 %	901	509	77.0 %
Noninterest Income	3,245	5,270	(38.4)%	5,544	(41.5)%	18,278	21,718	(15.8)%
Noninterest Expense	29,072	27,282	6.6 %	27,617	5.3 %	105,466	97,001	8.7 %
Income Tax (Benefit) Expense	(1)	780	(100.1)%	3,469	(100.0)%	5,337	11,599	(54.0)%
Net (Loss) Income	$ (1,888)	$ 3,627	(152.1)%	$ 15,609	(112.1)%	$ 23,384	$ 50,118	(53.3)%
Diluted (Loss) Earnings Per Common Share	$ (0.08)	$ 0.16	(150.0)%	$ 0.65	(112.3)%	$ 1.00	$ 2.03	(50.7)%
Balance Sheet Condition								
Assets	$ 4,512,539	$ 4,452,168	1.4 %	$ 4,204,519	7.3 %			
Portfolio Loans	3,505,910	3,410,940	2.8 %	3,148,913	11.3 %			
Allowance for Credit Losses	(97,052)	(94,474)	2.7 %	(93,852)	3.4 %			
Securities Available-for-Sale	779,003	793,389	(1.8)%	836,273	(6.8)%			
Deposits	3,721,915	3,559,554	4.6 %	3,632,538	2.5 %			
Borrowings	393,400	514,135	(23.5)%	198,420	98.3 %			
Shareholders' Equity	351,243	330,621	6.2 %	328,627	6.9 %			

$308.0M
Asset Growth YoY

11.3%
Loan Growth YoY

2.5%
Deposits up YoY

$22.6M
Equity up YoY

As of December 31, 2023

13

4Q2023 3Q2023 QTD Q/Q Change % 4Q2022 QTD Y/Y Change % 12/31/23 12/31/22 YTD Change % Shareholder Ratios Diluted (Loss) Earnings Per Share (QTD & YTD) $ (0.08) $ 0.16 (150.0) % $ 0.65 (112.3) % $ 1.00 $ 2.03 (50.7) % Financial Ratios Return on Avg Assets (QTD & YTD) (0.17) % 0.33% (151.5) % 1.49% (111.4) % 0.53% 1.21% (56.2) % Return on Avg Shareholders' Equity (QTD & YTD) (2.24) % 4.19% (153.5) % 19.32% (111.6) % 6.79% 14.30% (52.5) % Net Interest Margin (FTE)(QTD & YTD)1 2.49% 2.54% (2.0) % 4.07% (38.8) % 2.87% 3.51% (18.2) % Core Efficiency Ratio (QTD & YTD)1 88.48% 79.55% 11.2% 59.49% 48.7% 72.54% 60.67% 19.6 % Asset Quality Ratios NPL/Portfolio Loans 8.83% 9.04% (2.3) % 0.21% 4,104.8 % NPA/Total Assets plus OREO 8.89% 9.14% (2.7) % 0.48% 1,752.1 % ACL/Total Portfolio Loans 2.77% 2.77% — % 2.98% (7.0) % Net Chg-offs/Portfolio Loans (QTD annualized) 0.04% 0.09% (55.6) % 0.05% (20.0) % 0.07% 0.15% (53.3) % 14 F I N A N C I A L / S H A R E H O L D E R R A T I O S As of December 31, 2023 1 Non-GAAP Financial measure - see Non-GAAP reconciliation

Core Efficiency Ratio 71.62% 75.20% 73.51% 60.67% 72.54% 2019 2020 2021 2022 2023 Net Income, in millions $26,575 $(45,858) $31,590 $50,118 $23,384 2019 2020 2021 2022 2023 15 F I N A N C I A L P E R F O R M A N C E T R E N D S ROA 0.65% (1.12)% 0.76% 1.21% 0.53% 2019 2020 2021 2022 2023 TCE 11.81% 10.53% 9.86% 7.82% 7.78% 2019 2020 2021 2022 2023 * *A loss of $57.7 million was recognized during the third quarter of 2020 related to a one-time charge resulting from goodwill impairment. This impairment charge reduced net income by $62.2 million, resulting in a net loss for the third quarter of 2020. 2 Non-GAAP Financial Measure - see Non-GAAP reconciliation 2 *

CAPITAL MANAGEMENT

Focus on maintaining a "well capitalized" designation.

Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives.

During 2023 we repurchased 1,000,000 shares of common stock under the March 29, 2023 program, effective May 1, 2023 at a total cost of $14.2 million, or an average price of $14.16 per share. This program has been fully executed since August 31, 2023.

REGULATORY CAPITAL

11.08%	12.34%	9.48%
TIER 1	TOTAL	LEVERAGE

	Regulatory Well Capitalized	Carter Bankshares 12/31/2023	Excess ($) *(In Thousands)* 12/31/2023
Common Equity Tier 1 Ratio ("CET1")	6.50 %	11.08 %	$ 179,888
Tier 1 Risk-based Ratio	8.00 %	11.08 %	$ 120,932
Total Risk-based Capital Ratio	10.00 %	12.34 %	$ 91,885
Leverage Ratio	5.00 %	9.48 %	$ 205,819
Critically Undercapitalized Category	Tangible equity to total assets ≤2%		
Capital Conservation Buffer	≥2.5%; composed of CET1		

	Actual ($) 12/31/2023	Cumulative AOCI impact 12/31/2023	Specific Reserve impact 12/31/2023
Book Value per Common Share	$ 15.30	$ (3.11)	$ (1.93)
		$(5.04)	
Adjusted Book Value [1]	**$ 20.34**		

As of December 31, 2023

We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period.

[1] Non-GAAP Financial measure - see Non-GAAP reconciliation

16

LIQUIDITY

$1.2B

TOTAL AVAILABLE LIQUIDITY

Continue to maintain a strong liquidity position:

- Ongoing FHLB collateral pledging[(1)]
- Maintain three unsecured lines of credit
- Majority of bond portfolio is unpledged
- Available sources to leverage unpledged bonds
  - Federal Reserve Discount Window
  - Federal Home Loan Bank of Atlanta
  - Secured Federal Funds Lines

Strong coverage of uninsured deposits:

- Total available liquidity / uninsured deposits 253.3%

$ in thousands		December 31, 2023		December 31, 2022		Favorable / (Unfavorable)
Cash and Due From Banks, including Interest-bearing Deposits	$	54,529	$	46,869	$	7,660
FHLB Borrowing Availability[(1)]		480,266		676,746		(196,480)
Unsecured Lines of Credit		50,000		127,130		(77,130)
Unpledged Investment Securities		563,537		611,845		(48,308)
Excess Pledged Securities		61,774		46,305		15,469
Total Liquidity Sources	**$**	**1,210,106**	**$**	**1,508,895**	**$**	**(298,789)**

As of December 31, 2023

(1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.1 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time.

17

18 For the Period Ending Variance $ in thousands 12/31/23 09/30/23 12/31/22 Quarter Year Lifetime Free Checking $ 685,218 $ 664,819 $ 705,539 $ 20,399 $ (20,321) Interest-Bearing Demand 481,506 469,904 496,948 11,602 (15,442) Money Market 513,664 426,172 484,238 87,492 29,426 Savings 454,876 487,105 684,287 (32,229) (229,411) Certificates of Deposits 1,586,651 1,511,554 1,261,526 75,097 325,125 Total Deposits $ 3,721,915 $ 3,559,554 $ 3,632,538 $ 162,361 $ 89,377 D E P O S I T C O M P O S I T I O N Total Deposits Composition $3,504 $3,685 $3,698 $3,633 $3,722 555 709 748 706 685 2,949 2,976 2,950 2,927 3,037 Noninterest-bearing Deposits Interest-bearing Deposits YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 DEPOSIT STATISTICS • Total deposits increased $162.4M QoQ • Diversified and granular deposit base, approximately 78.9% Retail Customers • Approximately 87.2% of Deposits, including Collateralized Muni deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit DDA - Int. Free 18% DDA - Int.- Bearing 13% Money Market 14% Savings 12% CDs 43% (1) Period end balances at December 31, 2023, $ in millions (1)

19 For the Period Ending Variance $ in thousands 12/31/23 09/30/23 12/31/22 Quarter Year Commercial Real Estate $ 1,670,631 $ 1,688,947 $ 1,470,562 $ (18,316) $ 200,069 Commercial and Industrial 271,511 264,329 309,792 7,182 (38,281) Residential Mortgages 787,929 738,368 657,948 49,561 129,981 Other Consumer 34,277 36,487 44,562 (2,210) (10,285) Construction 436,349 377,576 353,553 58,773 82,796 Other(1) 305,213 305,233 312,496 (20) (7,283) Total Portfolio Loans(2) $ 3,505,910 $ 3,410,940 $ 3,148,913 $ 94,970 $ 356,997 L O A N C O M P O S I T I O N LOAN PORTFOLIO • Total loans increased $357.0M, or 11.3% YoY due to solid loan growth, primarily in the commercial real estate and the residential mortgage segments. (1) Other loans include unique risk attributes considered inconsistent with our current underwriting standards. (2) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). CRE 48% C&I 8% Residential Mortgages 22% Other Consumer 1% Construction 12% Other 9% Total Portfolio Loan Growth $2,885 $2,947 $2,812 $3,149 $3,506 6.69% 2.15% (4.58)% 11.98% 11.34% Portfolio Loans Growth YE 2019 YE 2020 YE 2021 YE 2022 YE 2023

20 L O A N P O R T F O L I O R E P R I C I N G & I N D E X 2023 (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. $ in millions Loan Portfolio by Rate Type Fixed $1,168 33% Floating $871 Variable $1,467 42% Loan Portfolio by Rate Index Type Fixed $1,168 33% Sofr $435 12% Prime $444 13% Treasury $1,459 42% (2) (1) $3.5B $3.5B 25%

21 For the Periods Ending Variance 12/31/23 to 12/31/22 % of Gross Loans % of RBC $ in thousands 12/31/23 12/31/22 1. Hospitality, Agriculture & Energy $ 301,913 $ 309,107 $ (7,194) 8.61% 62.26% 2. Retail Real Estate & Food Services 53,576 55,625 (2,049) 1.53% 11.05% 3. Multifamily Development 40,000 40,000 — 1.14% 8.25% 4. Retail Real Estate 38,972 37,679 1,293 1.11% 8.04% 5. Non-Owner Occupied / Commercial Real Estate 37,502 35,255 2,247 1.07% 7.73% 6. Industrial & Retail Real Estate 33,885 41,725 (7,840) 0.97% 6.99% 7. Hospitality 33,752 35,255 (1,503) 0.96% 6.96% 8. Non-Owner Occupied / Commercial Real Estate 32,747 17,308 15,439 0.93% 6.75% 9. Multifamily & Student Housing 32,328 33,998 (1,670) 0.92% 6.67% 10. Hospitality 32,000 33,587 (1,587) 0.91% 6.60% Top Ten (10) Relationships $ 636,675 $ 639,539 $ (2,864) 18.16% 131.29% Total Gross Loans $ 3,505,910 $ 3,148,913 $ 356,997 % of Total Gross Loans 18.16% 20.31% (2.15%) Concentration (25% of RBC) $ 121,231 $ 120,863 T O P T E N ( 1 0 ) R E L A T I O N S H I P S ( T O T A L C O M M I T M E N T ) As of December 31, 2023

B A L A N C E S H E E T T R A N S F O R M A T I O N 22

EARNING ASSETS

Goal is to grow attractively priced loans and investments while foregoing undue concentration risk.

- Earning Assets stand at $4.3B
- Our primary mandate is to grow the loan book with well diversified, attractively priced loan products to increase the NIM and mitigate concentration risks.
- Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as needed basis to fund loan growth, when appropriate.


Past
Earning Assets - 12/31/17
70%
25%
5%
Present
Earning Assets - 12/31/23
82%
18%
Future
Earning Assets - Target
85%
15%
Loans
Investments
Cash

As of December 31, 2023

23

LOANS

Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, small business and consumer loans. Continuation of increased granularity is also a focus.

- Portfolio loans currently stand at $3.5B
- Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio, while we continue to build out our C&I, small business and consumer portfolios.
- We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, in order to maximize the NIM.



Past
Loan Portfolio - 12/31/17
57%
30%
5%
5%
3%
Present
Loan Portfolio - 12/31/23
48%
8%
22%
1%
12%
9%
Future
Loan Portfolio - Target
45%
23%
20%
7%
5%
Commercial Real Estate
Commercial & Industrial
Residential Mortgages
Other Consumer
Construction
Other

As of December 31, 2023

24

25 B O N D P O R T F O L I O Goal is to maintain diversification and strong credit quality, while delivering above peer performance. • Portfolio stands at $779.0M, or about 17.3% of total assets, target is 15-20% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate several years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO Past Present Future 13% 8% 25% 41% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 12/31/23 Bond Portfolio - Target 10% 34% 28% 25% 7% 7% 21% 9% 25% 1% 5% 10% 11% As of December 31, 2023 10%

BOND PORTFOLIO

$ in thousands	12/31/2023 Amortized Cost	12/31/2023 Net Unrealized (Losses)/ Gains	12/31/2023 Fair Value	12/31/2022 Amortized Cost	12/31/2022 Net Unrealized (Losses)/ Gains	12/31/2022 Fair Value
U.S. Treasury Securities	$ —	$ —	$ —	$ 19,318	$ (1,452)	$ 17,866
U.S. Government Agency Securities	44,185	(358)	43,827	50,334	(570)	49,764
Residential Mortgage-Backed Securities	110,726	(11,576)	99,150	115,694	(12,009)	103,685
Commercial Mortgage-Backed Securities	31,578	(415)	31,163	35,538	(863)	34,675
Other Commercial Mortgage-Backed Securities	24,522	(2,666)	21,856	24,987	(2,588)	22,399
Asset Backed Securities	150,833	(10,827)	140,006	156,552	(15,169)	141,383
Collateralized Mortgage Obligations	174,396	(12,863)	161,533	190,781	(14,159)	176,622
States and Political Subdivisions	263,557	(41,449)	222,108	281,753	(53,607)	228,146
Corporate Notes	70,750	(11,390)	59,360	70,750	(9,017)	61,733
Total Debt Securities	**870,547**	**$ (91,544)**	**$ 779,003**	**945,707**	**$ (109,434)**	**$ 836,273**

BOND OVERVIEW

- The bond portfolio is 100% available-for-sale.
- Our portfolio consists of 48.7% of securities issued by United States government sponsored entities and carry an implicit government guarantee.
- States and political subdivisions comprise 28.5% of the portfolio and are largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA.
- At December 31, 2023, the Company held 52.8% fixed rate and 47.2% floating rate securities.
- Year-to-date AOCI improved by $14.2 million due to the positive changes in fair value of the available-for-sale bond portfolio caused by slightly lower intermediate interest rates and the average life of the portfolio shortening throughout the year.
- Securities comprise 17.3% of total assets at December 31, 2023.
- Shorter maturity profile with an average life of 5.8 years; less interest rate risk with an effective duration of 4.4; and higher than peer yield of 3.73%.



Muni 28%
CMO 21%
SBA 9%
CMBS 11%
ABS 10%
Corporates 7%
MBS 13%
1% Agencies & Treasuries

As of December 31, 2023

26

DEPOSITS

Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial):

- Deposits currently stand at $3.7B
- CD Portfolio ($1.5B) is relatively short with 80% of the portfolio scheduled to mature within 12 months and 95% of the portfolio scheduled to mature within 24 months, allowing for opportunities to lower deposit costs quickly when short term rates begin to ease
- Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds
- Established product road map and working to expand deposit offerings for retail and commercial customers


Past
Deposit Mix - 12/31/17
56%
14%
7%
3%
20%
Present
Deposit Mix - 12/31/23
43%
18%
13%
14%
12%
Future
Deposit Mix - Target
30%
25%
10%
15%
20%
CDs
DDA - Int. Free
DDA - Int. Bearing
Money Markets
Savings

As of December 31, 2023

27

A S S E T Q U A L I T Y 28

$42 $32 $7 $7 31 22 3 5 8 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2019 YE 2020 YE 2021 YE 2022 29 A S S E T Q U A L I T Y Nonperforming Loans / Total Portfolio Loans $2,885 $2,947 $2,812 $3,149 $3,506 42 32 7 7 310 2,843 2,915 2,805 3,142 3,196 1.46% 1.09% 0.26% 0.21% 8.83% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 $60 $48 $18 $1542 32 7 7 18 16 11 8 Nonperforming Loans OREO YE 2019 YE 2020 YE 2021 YE 2022 Delinquency / Portfolio Loans 4 6 2 5 6 2,885 2,947 2,812 3,149 3,506 0.15% 0.21% 0.06% 0.15% 0.17% Delinquency Portfolio Loans Delinquency / Portfolio Loans YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 As of December 31, 2023, $ in millions (1)The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. 4 1 2 2 1 1 3 4 1 $302 $3, $4, $1 YE 2023(1) Nonperforming Loan Breakdown $310 $2 YE 2023(1) Nonperforming Assets (1) (1)

30 D E L I N Q U E N C Y T R E N D S Past Due Loans / Total Portfolio Loans 0.09% 0.19% 0.05% 0.08% 0.16% 0.05% 0.03% 0.01% 0.07% 0.01% —% —% —% —% —% 0.14% 0.22% 0.06% 0.15% 0.17% $4,070 $6,404 $1,670 $4,837 $6,032 30-59 Days PD 60-89 Days PD 90+ Days PD and still accruing Total PD Loans Total PD Amt YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 0.00% 0.06% 0.12% 0.18% 0.24% $— $3,000 $6,000 $9,000 $12,000 As of December 31, 2023, $ in thousands

NONPERFORMING RELATIONSHIPS

$ in thousands	Nonaccrual Balance 12/31/23	Nonaccrual Balance 12/31/22	Variance 12/31/23 to 12/31/22	Comments
1. Other	$ 301,913	$ —	$ 301,913	Other
2. Residential Construction	2,090	—	2,090	Residential Construction
3. Residential	1,142	—	1,142	Residential Mortgage Loan
4. Residential	825	825	—	Residential Mortgage Loan
5. Construction	808	808	—	Residential Lot Developer
6. CRE	689	2,106	(1,417)	Commercial Property
7. Residential	—	1,212	(1,212)	Residential Mortgage Loan
8. CRE	—	126	(126)	CRE Owner Occupied
Subtotal: Top 5 Nonaccrual Loans	**307,467**	**5,077**	**302,390**	
Total Nonaccrual Loans	309,535	6,645	302,890	
Top 5 Nonaccrual Loans / Total Nonaccrual Loans	99.33%	76.40%	22.93%	
Total Portfolio Loans	3,505,910	3,148,913	356,997	
Total Nonaccrual Loans / Total Portfolio Loans	8.83%	0.21%	8.62%	

As of December 31, 2023

(1) The Company placed commercial loans in the Other segment of the Company's loan portfolio, relating to the Bank's largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023.

31

Portfolio Credit Quality Trend $2,885 $2,947 $2,812 $3,149 $3,506 2,451 2,523 2,616 2,992 3,192 430 238 186 142 310 186 Pass Substandard Special Mention YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 32 L O A N P O R T F O L I O - R I S K R A T I N G S Non-Pass Credit Quality Trend $434 $424 $196 $157 $314 430 238 186 142 310 4 186 10 15 4 Substandard Special Mention YE 2019 YE 2020 YE 2021 YE 2022 2023 $0 $100 $200 $300 $400 $500 4 10 15 4 As of December 31, 2023, $ in millions (1)The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. (1) (1)

ACL, NET CHARGE-OFFS & PROVISION EXPENSE

ACL Composition & ACL Coverage Ratio



$38,762
1.34%
6,169
32,593
$54,074
15,250
1.83%
38,824
$95,939 (1)
965
3.41%
94,974
$93,852
669
2.98%
93,183
$97,052
54,314 (3)
2.77%
42,738
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
General Reserves
Individually Evaluated Loan Reserves
ACL to Total Portfolio Loans

Net Charge-offs & Provision Expense



$3,841
$3,404
0.13%
$2,694
$18,006
0.09%
$23,127 (2)
0.79%
$3,350
$4,506
$2,419
0.15%
$2,300
$5,500
0.07%
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
Net Charge-offs
Provision Expense
Net Charge-offs (annualized)/ Average Loans

As of December 31, 2023, $ in thousands

(1) Included in 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, "Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments".

(2) YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved.

(3) The specific reserves increased $53.6 million during the second quarter of 2023 due to our largest lending relationship, that was previously reserved in general reserves within the Other segment, moved to nonperforming status and is currently individually evaluated.

33

D E P O S I T M I X & C O S T O F F U N D S 34

Total Deposit Composition $3,504 $3,685 $3,698 $3,633 $3,722 2,949 2,976 2,950 2,927 3,037 555 709 748 706 685 Interest-bearing deposits Noninterest-bearing deposits YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 35 D E P O S I T S (1) Period end balances, at December 31, 2023, $ in millions (2) Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities (1) Insured/Uninsured Deposits $477.8 13% $151.1 4% $3,093.1 83% Uninsured Deposits Collateralized Muni Insured Deposits (2) • Well- diversified deposit base of 153,000 customers – average commercial deposit account balance is $42.0K – average retail deposit account balance is $13.9K • Deposit mix of 78.9% Consumer / 21.1% Business • At December 31, 2023, the Bank had no deposit relationships greater than, or equal to, 2.5% of total deposits. • Partnership with IntraFi for available coverage over $250K FDIC insured limit.

Net Interest Income & NIM 1.23% 0.94% 0.57% 0.50% 1.73% 4.28% 3.74% 3.41% 4.01% 4.60% 3.05% 2.80% 2.84% 3.51% 2.87% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Avg. Earning Assets & Yield $3,789 $3,834 $3,972 $4,024 $4,294 4.28% 3.74% 3.41% 4.01% 4.60% Avg. Earning Assets Yield on Earning Assets YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 36 N E T I N T E R E S T I N C O M E Avg. Interest-Bearing Liabilities & Costs $3,023 $2,969 $2,974 $3,044 $3,321 1.55% 1.21% 0.76% 0.67% 2.23% Avg. Interest-Bearing Liabilities Cost YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 (1) (2) Average balances, as of December 31, 2023, $ in millions (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. (2) Net Interest margin has been computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2019 through 2023.

C O M M E R C I A L L O A N P O R T F O L I O M I X 37

38 C R E S E G M E N T O V E R V I E W As of December 31, 2023, $ in millions (1) Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops (2) Includes restaurant loans of $33.2 million By Collateral Code Grand Total of Segments $2,355.0 (2)

HOSPITALITY METRICS

- Total portfolio balance $341.1M
- Geographic diversification (see map)
- Mean loan size in portfolio $6.0M[1]
- Median of loans in portfolio $4.1M[1]
- The largest loan in portfolio $51.6M[1]
- 12.16% are under construction[1]
- Top 10 borrowers make up 46.74% of the total hospitality commitment[1]
- No delinquent loans in the hospitality portfolio[1]
- There are 13.17%* loans in the hospitality portfolio that are adversely classified or NPL[1]
- 92.04% of hospitality portfolio is funded[1]

AVERAGE		
4.79	52.9%	$90K
RISK RATING	LTV	DEBT/KEY



Morgantown
MARYLAND
Baltimore
Athens
Parkersburg
WEST VIRGINIA
DISTRICT OF COLUMBIA
Annapolis
Dover
DELAWARE
Alexandria
Huntington
Charleston
Harrisonburg
VIRGINIA
Roanoke
Newport News
Hampton
Virginia Beach
Norfolk
Knoxville
Winston-Salem
Raleigh
NORTH CAROLINA
Greenville
Goldsboro
New Bern
Jacksonville
Wilmington
Athens
SOUTH CAROLINA
Augusta
Macon
North Charleston
Charleston
Savannah
Ocala
Orlando
Clearwater
Tampa
Lakeland
St Petersburg
FLORIDA
Sarasota
Port St Lucie
Cape Coral
West Palm Beach
Fort Lauderdale
Hialeah
Miami

As of December 31, 2023
*Relates to the Company's largest NPL relationship.
[1] Commitment Level

39

40 H O S P I T A L I T Y M E T R I C S As of December 31, 2023, $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $ 107,833 31.6% $ 128,995 62.7% $ 8,295 $ 112 IHG 87,223 25.6% 101,723 55.9% 5,131 92 Upscale Independent/Boutique 57,459 16.8% 57,459 28.2% 28,730 74 Wyndham 24,122 7.1% 24,122 59.0% 2,412 41 Marriott 21,567 6.3% 36,267 48.9% 4,313 79 Independent 15,683 4.6% 15,741 52.7% 2,614 154 Radisson 11,100 3.3% 11,101 52.7% 2,775 37 Best Western 8,204 2.4% 8,204 39.2% 2,051 19 Choice 7,913 2.3% 7,913 50.6% 1,978 30 Hospitality Totals $ 341,104 100.0% $ 391,525 52.9% $ 6,478 $ 90 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $ 157,280 46.1% $ 196,653 56.4% $ 4,369 $ 90 South Carolina 76,973 22.6% 87,963 61.8% 6,998 103 West Virginia 55,995 16.4% 55,995 24.5% 18,665 69 Virginia 40,051 11.7% 40,109 55.3% 3,081 94 Georgia 10,805 3.2% 10,805 57.0% 5,403 63 Hospitality Totals 341,104 100.0% 391,525 52.9% 7,703 90

MULTIFAMILY METRICS

- Total portfolio balance $386.1M
- Geographic diversification (see map)
- Mean loan size in portfolio $3.4M[1]
- Median of loans in portfolio $228K[1]
- The largest loan in portfolio $32M[1]
- 32.80% are under construction[1]
- Top 10 borrowers make up 56.63% of the total multifamily commitment[1]
- There are no loans in the portfolio that are delinquent[1]
- There are no loans in the portfolio that are considered NPL[1]
- There are no adversely classified loans in this portfolio[1]
- 88.10% of portfolio is funded[1]

AVERAGE

4.72	51.8%	$106K
RISK RATING	LTV	DEBT/DOOR


VIRGINIA
Alexandria
DELAWARE
Huntington
Charleston
Harrisonburg
Richmond
Newport News
Hampton
Virginia Beach
Norfolk
Winston-Salem
Goldsboro
Jacksonville
Wilmington
Athens
SOUTH CAROLINA
Augusta

As of December 31, 2023
[1]Commitment Level

41

42 M U L T I F A M I L Y M E T R I C S As of December 31, 2023, $ in thousands (1) The Other category consists of multifamily properties for which we do not have the data for. Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily $ 304,479 78.9% $ 452,772 50.5% $ 3,668 $ 117 Student 72,112 18.7% 72,112 64.5% 8,004 52 Other(1) 143 — % 193 4.7% 48 — Participations in Affordable Housing 9,389 2.4% 10,880 19.5% 181 13 Multifamily Totals 386,123 100.0% 535,957 51.8% 2,975 106 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily North Carolina 200,131 51.8% 266,046 47.2% 3,032 120 Virginia 87,664 22.7% 151,411 53.6% 1,865 105 South Carolina 26,216 6.8% 46,389 52.1% 1,049 119 Student Housing Virginia 50,211 13.0% 50,211 62.8% 6,276 58 South Carolina 19,982 5.2% 19,981 69.6% 19,981 41 North Carolina 1,919 0.5% 1,919 53.3% 1,919 8 Multifamily Totals 386,123 100.0% 535,957 51.8% 5,687 106

RETAIL METRICS

- Total portfolio balance $396.8M**
- Geographic diversification (see map)
- Mean loan size in portfolio $2.76M[1]
- Median of loans in portfolio $1.11M[1]
- The largest loan in portfolio $28M[1]
- 18.34% are under construction[1]
- Top 10 borrowers make up 37.47% of the total retail commitment[1]
- There is less than 1% delinquent loans in the portfolio[1]
- 0.01% of loans are primarily rated special mention[1]
- 0.01% are in NPL status[1]
- 93.89% of retail portfolio is funded[1]

AVERAGE		
4.31	**58.4%**	**$142**
RISK RATING	LTV	DEBT/SQ FT


INDIANA
Cincinnati
Louisville
Frankfort
KENTUCKY
Cookeville
Knoxville
Chattanooga
Athens
Parkersburg
Morgantown
WEST VIRGINIA
Huntington
Charleston
Harrisonburg
VIRGINIA
MARYLAND
Baltimore
Dover
DISTRICT OF COLUMBIA
Annapolis
Richmond
Newport News
Hampton
Norfolk
Winston-Salem
High Point
NORTH CAROLINA
Asheville
Fayetteville
New Bern
Jacksonville
Wilmington
Athens
Columbia
SOUTH CAROLINA
Augusta
Macon
Columbus
North Charleston
Charleston

As of December 31, 2023
** Excludes restaurant loans of $33.2 million
[1] Commitment Level

43

44 R E T A I L M E T R I C S As of December 31, 2023, $ in thousands (1) Excludes restaurant loans of $33.2 million (2) A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores. Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Anchored Strip Centers $ 207,159 52.2% $ 228,366 60.4% $ 4,708 $ 123 Unanchored Strip Centers 86,233 21.7% 108,072 50.9% 1,597 176 Outparcels/Single Tenant 72,111 18.2% 82,967 61.5% 1,265 165 Power Centers 29,053 7.3% 29,602 63.0% 7,263 105 Big Box 2,275 0.6% 2,275 50.4% 758 44 Retail Totals $ 396,831 100.0% $ 451,282 58.4% $ 3,118 $ 142 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size North Carolina $ 230,952 58.2% $ 276,163 53.2% $ 2,566 Virginia 88,079 22.2% 88,758 65.0% 1,727 Georgia 32,583 8.2% 33,666 64.9% 5,430 South Carolina 20,506 5.2% 27,985 77.6% 1,864 Ohio 10,673 2.7% 10,673 59.0% 10,673 Florida 10,000 2.5% 10,000 77.5% 10,000 Maryland 3,640 0.9% 3,639 33.1% 3,640 West Virginia 398 0.1% 398 48.3% 398 Retail Totals $ 396,831 100.0% $ 451,282 58.4% $ 4,537

OFFICE METRICS

- Total portfolio balance $222.2M
- Geographic diversification (see map)
- Mean loan size in portfolio $1.85M[1]
- Median of loans in portfolio $400K[1]
- The largest loan in portfolio $23M[1]
- 4.12% are under construction[1]
- Top 10 borrowers make up 55.91% of the total office commitment[1]
- No delinquent loans in this segment[1]
- 0.72% of loans are primarily rated special mention[1]
- 0.64% are in NPL status[1]
- 93.67% of office portfolio is funded[1]

AVERAGE

4.25	$114
RISK RATING	DEBT/SQ FT



Ottawa
VERMONT
NEW HAMPSHIRE
MAINE
MICHIGAN
Toronto
NEW YORK
Milwaukee
MASS.
Boston
Detroit
Chicago
R.I.
PENNSYLVANIA
New York
Pittsburgh
Indianapolis
Harrisburg
Columbus
Trenton
NEW JERSEY
INDIANA
MARYLAND
Cincinnati
Dover
WEST VIRGINIA
DELAWARE
Frankfort
Louisville
Lexington
KENTUCKY
Virginia Beach
Nashville
TENNESSEE
Chattanooga
Huntsville
Wilmington
Athens
Atlanta
Savannah
ALABAMA
Columbus
GEORGIA
Tallahassee

As of December 31, 2023
[1]Commitment Level

45

46 O F F I C E M E T R I C S As of December 31, 2023, $ in thousands Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment General Office Space $ 189,367 85.2% $ 216,593 $ 1,973 $ 117 Medical Offices 24,024 10.8% 28,367 1,335 96 Veterinary Offices 7,712 3.5% 13,554 386 102 Law Offices 1,057 0.5% 1,057 176 64 Office Totals $ 222,160 100.0% $ 259,571 $ 967 $ 114 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Virginia $ 106,635 48.0% $ 109,639 $ 1,939 $ 101 North Carolina 56,680 25.5% 83,160 1,050 117 South Carolina 36,352 16.4% 41,629 7,270 136 Maryland 6,779 3.1% 6,779 6,779 124 Tennessee 3,130 1.4% 3,130 1,565 56 West Virginia 2,478 1.1% 2,478 826 70 Georgia 2,428 1.1% 5,078 607 173 Ohio 1,978 0.9% 1,978 989 109 Michigan 1,693 0.8% 1,693 423 128 Conneticut 1,384 0.6% 1,384 461 96 Vermont 954 0.4% 954 477 169 Illinois 541 0.2% 541 541 135 Maine 383 0.2% 383 383 161 Indiana 299 0.1% 299 299 47 Kentucky 240 0.1% 240 240 76 Florida 206 0.1% 206 206 78 Office Totals $ 222,160 100.0% $ 259,571 $ 1,503 $ 114

47 N O N - G A A P S T A T E M E N T Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the efficiency ratio, the adjusted book value, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes the efficiency ratio, adjusted book value, net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components.

[1] **Net Interest Income (FTE) (Non-GAAP)**	**Quarter-to-Date**			**Year-to-Date**	
(Dollars in Thousands)	**4Q2023**	**3Q2023**	**4Q2022**	**12/31/23**	**12/31/22**
Interest Income (FTE)(Non-GAAP)					
Interest and Dividend Income (GAAP)	$ 51,863	$ 48,886	$ 48,216	$ 196,420	$ 160,182
Tax Equivalent Adjustment [3]	236	247	273	1,004	1,143
Interest and Dividend Income (FTE) (Non-GAAP)	52,099	49,133	48,489	197,424	161,325
Average Earning Assets	4,404,458	4,320,390	4,073,623	4,293,838	4,023,634
Yield on Interest-earning Assets (GAAP)	**4.67%**	**4.49%**	**4.70%**	**4.57%**	**3.98%**
Yield on Interest-earning Assets (FTE) (Non-GAAP)	**4.69%**	**4.51%**	**4.72%**	**4.60%**	**4.01%**
Net Interest Income (GAAP)	$ 27,420	$ 27,394	$ 41,522	$ 122,310	$ 139,928
Tax Equivalent Adjustment [3]	236	247	273	1,004	1,143
Net Interest Income (FTE) (Non-GAAP)	**27,656**	**27,641**	**41,795**	**123,314**	**141,071**
Average Earning Assets	4,404,458	4,320,390	4,073,623	4,293,838	4,023,634
Net Interest Margin (GAAP)	**2.47%**	**2.52%**	**4.04%**	**2.85%**	**3.48%**
Net Interest Margin (FTE) (Non-GAAP)	**2.49%**	**2.54%**	**4.07%**	**2.87%**	**3.51%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2023 and 2022 periods.

48

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The core efficiency ratio (FTE) excludes gains on sales and write-downs of OREO, net, contingent liability, the losses (gains) on sales of securities, net, losses on sales of bank premises, net, non-recurring fees and OREO income. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

[2] Efficiency Ratio (Non-GAAP)	Quarter-to-Date			Year-to-Date	
(Dollars in Thousands)	4Q2023	3Q2023	4Q2022	12/31/23	12/31/22
Noninterest Expense	$ **29,072**	$ **27,282**	$ **27,617**	$ **105,466**	$ **97,001**
Less: Losses on sales and write-downs of Branch Premises, net	(19)	(18)	—	(103)	—
Less: Losses on Sales and write-downs of OREO, net	(201)	(904)	(164)	(1,100)	(432)
Less: Non-recurring one-time Operating Expense[7]	—	(193)	—	(193)	—
Less: FHLB Prepayment Penalty	—	—	—	—	(18)
Add: Historic Tax Credit ("HTC") Amortization Reversal[6]	—	—	—	—	1,379
Less: Associate Separations	(192)	—	—	(192)	(40)
Less: Contingent Liability	—	—	(35)	(115)	(185)
Noninterest Expense (Non-GAAP)	$ **28,660**	$ **26,167**	$ **27,418**	$ **103,763**	$ **97,705**
Net Interest Income	$ **27,420**	$ **27,394**	$ **41,522**	$ **122,310**	$ **139,928**
Plus: Taxable Equivalent Adjustment[3]	236	247	273	1,004	1,143
Net Interest Income (FTE) (non-GAAP)	$ **27,656**	$ **27,641**	$ **41,795**	$ **123,314**	$ **141,071**
Less: Losses (Gains) on Sales of Securities, net	1,511	1	2	1,521	(46)
Less: Losses (Gains) on Sales of Bank Premises, net	—	—	269	—	(73)
Less: Non-recurring Fees[4]	—	—	—	—	(70)
Less: OREO Income	(21)	(20)	(15)	(75)	(50)
Less: Gain on Loans Held-for-Sale	—	—	(295)	—	(295)
Less: Gain on Tax Credit Exits	—	—	(1,209)	—	(1,209)
Noninterest Income	3,245	5,270	5,544	18,278	21,718
Net Interest Income (FTE) (Non-GAAP) plus Noninterest Income	$ **32,391**	$ **32,892**	$ **46,091**	$ **143,038**	$ **161,046**
Efficiency Ratio (GAAP)	**94.81%**	**83.52%**	**58.68%**	**75.02%**	**60.01%**
Efficiency Ratio (Non-GAAP)	**88.48%**	**79.55%**	**59.49%**	**72.54%**	**60.67%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2023 and 2022 periods.
[4] The Non-recurring fees include PPP related fees.
[6] Tax credit amortization was reversed due to the extension of the in-service date from 2022 to 2023
[7] The non-recurring includes a one-time operating expense.

49

50 N O N - G A A P R E C O N C I L I A T I O N 1 Adjusted Book Value (Non-GAAP) Year-to-Date 2023 (Dollars in Thousands) Adjusted Book Value (Non-GAAP) Total Shareholders' Equity 0 0$ 351,243 Add: Accumulated Other Comprehensive Loss ("AOCI") 71,439 Add: Other Segment Reserve Release, net of tax 44,253 Total Shareholders' Equity, excluding AOCI and segment reserve release (Non- GAAP) $ 466,935 Common Shares Outstanding at End of Period 22,956,304 Book Value (GAAP) $ 15.30 Adjusted Book Value (Non-GAAP) $ 20.34 The adjusted book value ratio excludes accumulated other comprehensive loss and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI and the other segment reserve, some of which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period or the hypothetical release of the other segment reserve.